Exhibit 99.2

Regency Centers Corporation

March 31, 2015

Supplemental Information

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904-598-7000
RegencyCenters.com

At Regency Centers, we have lived our values
for 50 years by executing and successfully
meeting our commitments to our people, our
customers, and our communities. We hold
ourselves to that high standard every day.
Our exceptional culture will set us apart
for the next 50 years through our unending
dedication to these beliefs:

We are our people.
We believe our people are our most
fundamental asset - the best professionals
in the business who bring our culture to life.
We are the company you want to work for and
the people you want to do business with.

We work together to sustain
superior results.
We believe that, by partnering with each other
and with our customers, our talented team
will sustain superior results over the long
term. We believe that when you are passionate
about what you are doing and who you are
working with in a results-oriented, family
atmosphere, you do it better.

We provide exceptional service
to our customers.
We believe in putting our customers first.
This starts by owning, operating, and
developing dominant shopping centers
that are exceptionally merchandised and
maintained and most preferred by the
neighborhoods and communities where our
best-in-class retailers will thrive.
We add value.
We believe in creating value from every

transaction. We realize the critical importance
of executing, performing and delivering on our
commitments.

We perform for our investors.
We believe that the capital that our investors
have entrusted to us is precious. We are
open and transparent. We are committed
to enhancing the investments of our
shareholders, bond and mortgage holders,
lenders, and co-investment partners.

We connect to our communities.
We believe in contributing to the betterment
of our communities. We strive to develop
and operate thriving shopping centers that
are connected to our neighborhoods. We are
continuously reducing our environmental
impact through our greengenuity® program.

We do what is right.
We believe in unwavering standards of
honesty and integrity. Since 1963, our
Company has built its reputation by
maintaining the highest ethical principles.
You will find differentiation in our character –
we do what is right and you can take us at
our word.

We are the industry leader.
We believe that through dedication to
excellence, innovation, and ongoing process
improvements, and by remaining focused on
our core values, we will continue to be the
industry leader in a highly competitive and
ever-changing market.

Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents
March 31, 2015

Regency Centers Announces First Quarter 2015 Results
First Quarter Same Property NOI Growth of 4.4%

JACKSONVILLE, Fla. (May 6, 2015) - Regency Centers Corporation (“Regency” or the “Company”) today announced financial and operating results for the quarter ended March 31, 2015.

Financial Results

Regency reported Core Funds From Operations (“Core FFO”) for the first quarter of $69.5 million, or $0.74 per diluted share, compared to $64.1 million, or $0.69 per diluted share, for the same period in 2014.

Funds From Operations (“FFO”) for the first quarter was $69.6 million, or $0.74 per diluted share, compared to $65.5 million, or $0.71 per diluted share, for the same period in 2014.

The Company reported net income attributable to common stockholders (“Net Income”) for the first quarter of $25.2 million, or $0.27 per diluted share, compared to Net Income of $19.4 million, or $0.21 per diluted share, for the same period in 2014.

Operating Results

For the three months ended March 31, 2015, Regency’s results for wholly-owned properties plus its pro-rata share of co-investment partnerships were as follows:

•	Percent leased, same properties only: 95.7%, up from 95.1% at March 31, 2014

•	Percent leased, all properties: 95.5%, up from 94.5% at March 31, 2014

•	Increase in same property net operating income (“NOI”) over the same period last year, excluding termination fees: 4.4%

•	Same space rental rate growth on a cash basis for spaces vacant less than 12 months: 29.5% on new leases and 6.6% on renewal leases for a blended average of 8.5%

•	Leasing transactions, including in-process developments (partnerships at 100%): 311 new and renewal lease transactions for a total of 0.8 million square feet

Portfolio Activity

Property Transactions

During the quarter, Regency sold State Street Crossing, a 21,049 square foot wholly-owned property located in Pittsfield, MI, outside of Ann Arbor. The property was sold for a gross sales price of $3.5 million and a cap rate of 9.0%.

Subsequent to quarter end, the Company sold Auburn Village, a Bel Air Market anchored 133,944 square foot co-investment property located outside of Sacramento in Auburn, CA. The property was sold for a gross sales price of $31.3 million and a cap rate of 6.5%. Regency’s share of the gross sales price was $12.5 million.

Also subsequent to quarter end, the Company sold Juanita Tate Marketplace, a wholly-owned 77,096 square foot property anchored by Northgate Market and located in the South Central region of Los Angeles, CA. The property was sold at a pre-negotiated spread to the projected development yield, which equated to a cap rate of 7.2% and a gross sales price of $24.3 million.

Developments and Redevelopments

At quarter end, the Company had seven projects in development with estimated net development costs of $234.2 million. The in-process developments were 59% funded and 91% leased and committed, including retailer-owned square footage.

Regency also had 12 redevelopment projects in process at quarter end, representing a total estimated incremental investment upon completion of $57.4 million.

Balance Sheet

Rating Agencies

During the quarter, Fitch Ratings affirmed the Company’s corporate credit and senior unsecured ratings of BBB, and revised the rating outlook from Stable to Positive.

Forward Equity Offering

During the quarter, the Company closed an underwritten public offering of 2,875,000 shares (subject to forward sales agreements) of its common stock, which included the underwriter’s full exercise of its option to purchase up to 375,000 additional shares of Regency’s common stock. The settlement of the forward sales agreements will result in approximately $193.8 million of gross proceeds, before any underwriting discount and offering expenses. Settlement will occur on one or more dates occurring no later than approximately 12 months after the date of the prospectus supplement relating to the offering. No settlements, in whole or in part, have occurred as of May 6, 2015.

2015 Guidance

The Company updated certain components of its 2015 earnings guidance. These changes are summarized below. Please refer to the Company’s first quarter 2015 supplemental information package for a complete list of updates.

Full Year 2015 Guidance
	Previous Guidance	Updated Guidance
Core FFO per diluted share	$2.91 - $2.97	$2.93 - $2.97
FFO per diluted share	$2.89 - $2.95	$2.91 - $2.95
Same property NOI growth without termination fees (pro-rata)	3.0% - 4.0%	3.2% - 4.0%

Dividend

On May 6, 2015, Regency’s Board of Directors declared a quarterly cash dividend on the Company’s common stock of $0.485 per share. The dividend is payable on June 3, 2015 to shareholders of record as of May 20, 2015.

Conference Call Information

In conjunction with Regency’s first quarter results, the Company will host a conference call on Thursday, May 7, 2015 at 11:00 a.m. EDT. Dial-in and webcast information is listed below.

First Quarter Conference Call
Date:	Thursday, May 7, 2015
Time:	11:00 a.m. EDT
Dial#:	877-407-0789 or 201-689-8562
Webcast:	www.regencycenters.com under Investor Relations

Replay

Webcast Archive:     Investor Relations page under Webcasts & Presentations

Non-GAAP Disclosure

FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for net income or as a measure of liquidity. Core FFO is an additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (a) transaction related gains, income or expense; (b) impairments on land; (c) gains or losses from the early extinguishment of debt; and (d) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO -
Actual (in thousands)

For the Periods Ended March 31, 2015 and 2014	Three Months Ended		Year to Date
	2015	2014	2015	2014
Net Income Attributable to Common Stockholders	$25,174	19,389	25,174	19,389
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (1)	45,091	46,738	45,091	46,738
Gain on sale of operating properties (2)	(683)	(708)	(683)	(708)
Exchangeable operating partnership units	49	42	49	42
Funds From Operations	69,631	65,461	69,631	65,461
Dilutive effect of share-based awards	(148)	(186)	(148)	(186)
Funds from Operations for calculating Diluted FFO per Share	$69,483	65,275	$69,483	65,275

Funds From Operations	$69,631	65,461	$69,631	65,461
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs (2)	39	1,341	39	1,341
Gain on sale of land (2)	(111)	(2,905)	(111)	(2,905)
Provision for impairment to land	—	225	—	225
Hedge ineffectiveness (2)	3	—	3	—
Early extinguishment of debt (2)	(61)	—	(61)	—
Core Funds From Operations	69,501	64,122	69,501	64,122
Dilutive effect of share-based awards	(148)	(186)	(148)	(186)
Core Funds From Operations for calculating Diluted Core FFO per Share	$69,353	63,936	$69,353	63,936

Weighted Average Shares For Diluted FFO per Share	94,061	92,191	94,061	92,191

(1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests
(2) Includes pro-rata share of unconsolidated co-investment partnerships

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Reconciliation of Net Income Attributable to Common Stockholders to FFO and Core FFO - Guidance

	Full Year
FFO and Core FFO Guidance:	2015
Net income attributable to common stockholders	$1.06	1.10
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.86	1.86
All other amounts	(0.01)	(0.01)
Funds From Operations	$2.91	2.95

Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Core Funds From Operations	$2.93	2.97

The Company has published forward-looking statements and additional financial information in its first quarter 2015 supplemental information package that may help investors estimate earnings for 2015. A copy of the Company’s first quarter 2015 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended March 31, 2015. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

With more than 50 years of experience, Regency is the preeminent national owner, operator and developer of high-quality, grocery-anchored neighborhood and community shopping centers. The Company’s portfolio of 321 retail properties encompasses over 43.0 million square feet located in top markets throughout the United States, including co-investment partnerships. Regency has developed 219 shopping centers since 2000, representing an investment at completion of more than $3 billion. Operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

###

Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Summary Financial Information
March 31, 2015
(in thousands, except per share information)

	Three Months Ended		Year to Date
Financial Results	2015	2014	2015	2014
Core Funds From Operations (Core FFO)	$69,501	64,122	$69,501	64,122
Core FFO per share (diluted)	$0.74	0.69	$0.74	0.69
Funds From Operations (FFO)	$69,631	65,461	$69,631	65,461
FFO per share (diluted)	$0.74	0.71	$0.74	0.71
Diluted share and unit count
Weighted average diluted shares	94,061	92,191	94,061	92,191
Dividends paid per share and unit	$0.4850	0.4700	$0.4850	0.4700
Payout ratio of Core FFO per share (diluted)	65.5%	68.1%	65.5%	68.1%
Payout ratio of AFFO per share (diluted)	71.3%	74.6%	71.3%	74.6%
Debt metrics (pro-rata; trailing four quarters)
Net debt to Core EBITDA			5.7x	6.0x
Fixed charge			2.5x	2.5x

	As of	As of	As of	As of
Capital Information	3/31/2015	12/31/2014	12/31/2013	12/31/2012
Market price per common share	$68.04	63.78	46.30	47.12
Market equity value of common and convertible shares	$6,428,283	6,012,045	4,282,702	4,267,736
Non-convertible preferred stock	$325,000	325,000	325,000	325,000
Outstanding debt	$2,502,048	2,528,137	2,388,837	2,539,314
Total market capitalization	$9,255,331	8,865,182	6,996,538	7,132,051
Total real estate at cost before depreciation	$4,771,029	4,743,053	4,385,380	4,352,839
Total assets at cost before depreciation	$5,080,227	5,130,878	4,758,390	4,636,207
Outstanding Classes of Stock and Partnership Units
Common shares outstanding	94,324	94,108	92,333	90,395
Exchangeable units held by noncontrolling interests	154	154	166	177
Common shares and equivalents issued and outstanding	94,478	94,262	92,499	90,572

Summary Real Estate Information
March 31, 2015
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	3/31/2015	12/31/2014	9/30/2014	6/30/2014	3/31/2014
Number of shopping centers - All properties	321	322	326	328	332
Number of shopping centers - Operating properties	314	315	318	321	325
Number of shopping centers - Same properties	304	298	304	309	314
Number of projects in development	7	7	8	7	7

Gross Leasable Area (GLA) - All properties	38,189	38,201	38,272	38,456	38,619
GLA including retailer-owned stores - All properties	42,980	43,138	43,592	43,777	43,939
GLA - Operating properties	37,482	37,494	37,336	37,600	37,759
GLA - Same properties	36,445	35,215	35,523	35,928	36,164
GLA - Projects in development	707	707	936	856	860

Wholly Owned and Pro-Rata Share of Co-investment Partnerships
GLA - All properties	28,362	28,375	28,436	28,536	28,480
GLA including retailer-owned stores - All properties	33,152	33,312	33,756	33,858	33,800
GLA - Operating properties	27,655	27,668	27,499	27,680	27,620
GLA - Same properties	26,730	25,526	25,712	26,033	26,050
Spaces ≥ 10,000 sf	16,446	15,623	15,682	15,900	15,930
Spaces < 10,000 sf	10,284	9,903	10,030	10,133	10,120
GLA - Projects in development	707	707	936	856	860

% leased - All properties	95.5%	95.4%	95.3%	95.0%	94.5%
% leased - Operating properties	95.8%	95.9%	95.9%	95.4%	95.0%
% leased - Same properties (1)	95.7%	95.8%	95.9%	95.5%	95.1%
Spaces ≥ 10,000 sf (1)	98.8%	98.8%	98.9%	98.6%	98.3%
Spaces < 10,000 sf (1)	90.8%	91.1%	91.0%	90.5%	89.9%
Average % leased - Same properties (1)	95.7%	95.5%	95.4%	95.2%	95.2%
% commenced - Same properties(1)(2)	94.5%	94.3%	93.9%	93.7%	93.1%

Same property NOI growth - YTD	4.2%	4.2%	3.8%	3.3%	3.0%
Same property NOI growth without termination fees - YTD	4.4%	4.0%	3.6%	3.3%	2.9%
Same property NOI growth without termination fees or redevelopments - YTD	3.2%	3.3%	2.9%	2.8%	2.8%
Rental rate growth - YTD(3)	8.8%	11.7%	12.6%	13.0%	10.8%
Rental rate growth for spaces vacant less than 12 months - YTD(3)	8.5%	11.9%	13.1%	13.6%	11.6%

(1) Prior periods adjusted for current same property pool.
(2) Excludes leases that are signed but have not yet commenced.
(3) Operating properties only. Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed.

Balance Sheets
March 31, 2015 and December 31, 2014
(in thousands)

	As of March 31, 2015				As of December 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Assets
Real estate investments at cost:
Land, building and improvements	$4,180,065	(77,946)	1,109,420	5,211,539	$4,170,348	(75,854)	1,107,302	5,201,796
Properties in development	247,503	(3,265)	3,786	248,024	239,538	(2,581)	4,532	241,489
	4,427,568	(81,211)	1,113,206	5,459,563	4,409,886	(78,435)	1,111,834	5,443,285
Less: accumulated depreciation	961,830	(7,409)	311,173	1,265,594	933,708	(7,033)	302,169	1,228,844
	3,465,738	(73,802)	802,033	4,193,969	3,476,178	(71,402)	809,665	4,214,441
Operating properties held for sale	18,219		—	18,219	—		—	—
Investments in real estate partnerships	325,243	—	(325,243)	—	333,167	—	(333,167)	—
Net real estate investments	3,809,200	(73,802)	476,790	4,212,188	3,809,345	(71,402)	476,498	4,214,441
Cash and cash equivalents	43,079	(1,698)	7,871	49,252	121,789	(1,730)	8,438	128,497
Accounts receivable, net	27,293	(538)	7,510	34,265	30,999	(585)	7,444	37,858
Straight line rent receivables, net	57,554	(789)	13,402	70,167	55,768	(725)	12,973	68,016
Notes receivable	12,169	—	—	12,169	12,132	—	—	12,132
Deferred costs, net	70,018	(993)	14,274	83,299	71,502	(965)	14,500	85,037
Acquired lease intangible assets, net	49,363	(2,613)	12,879	59,629	52,365	(2,810)	13,447	63,002
Trading securities held in trust, at fair value	29,595	—	—	29,595	28,134	—	—	28,134
Other assets	20,126	(24)	5,930	26,032	15,136	(101)	6,009	21,044
Total assets	$4,118,397	(80,457)	538,656	4,576,596	$4,197,170	(78,318)	539,309	4,658,161
Liabilities and Equity
Liabilities:
Notes payable	$1,889,727	(46,499)	507,321	2,350,549	$1,946,357	(43,521)	506,780	2,409,616
Unsecured credit facilities	105,000	—	—	105,000	75,000	—	—	75,000
Total notes payable	1,994,727	(46,499)	507,321	2,455,549	2,021,357	(43,521)	506,780	2,484,616
Accounts payable and other liabilities	166,659	(1,476)	20,665	185,848	181,197	(1,659)	20,780	200,318
Acquired lease intangible liabilities, net	31,087	(1,042)	7,924	37,969	32,143	(1,084)	8,335	39,394
Tenants' security and escrow deposits	27,045	(256)	2,746	29,535	25,991	(250)	3,414	29,155
Total liabilities	2,219,518	(49,273)	538,656	2,708,901	2,260,688	(46,514)	539,309	2,753,483
Equity:
Stockholders' Equity:
Preferred stock	325,000	—	—	325,000	325,000	—	—	325,000
Common stock, $.01 par	943	—	—	943	941	—	—	941
Additional paid in capital, net of treasury stock	2,515,833	—	—	2,515,833	2,520,771	—	—	2,520,771
Accumulated other comprehensive loss	(69,277)	—	—	(69,277)	(57,748)	—	—	(57,748)
Distributions in excess of net income	(902,845)	—	—	(902,845)	(882,372)	—	—	(882,372)
Total stockholders' equity	1,869,654	—	—	1,869,654	1,906,592	—	—	1,906,592
Noncontrolling Interests:
Exchangeable operating partnership units	(1,959)	—	—	(1,959)	(1,914)	—	—	(1,914)
Limited partners' interest	31,184	(31,184)	—	—	31,804	(31,804)	—	—
Total noncontrolling interests	29,225	(31,184)	—	(1,959)	29,890	(31,804)	—	(1,914)
Total equity	1,898,879	(31,184)	—	1,867,695	1,936,482	(31,804)	—	1,904,678
Total liabilities and equity	$4,118,397	(80,457)	538,656	4,576,596	$4,197,170	(78,318)	539,309	4,658,161

Note Pro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. The consolidated amounts shown are prepared on a basis consistent with the Company's consolidated financial statements as filed with the Securities and Exchange Commission with the Company's most recent Form 10-Q and 10-K. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. Share of JVs is presented net of inside/outside basis adjustments and the elimination of the Company’s equity method investment.

Statements of Operations - Quarter Only
For the Periods Ended March 31, 2015 and 2014
(in thousands)

	For the Three Months Ended March 31, 2015				For the Three Months Ended March 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$98,948	(1,648)	22,885	120,185	$92,111	(1,190)	22,901	113,822
Recoveries from tenants	28,935	(479)	7,491	35,947	27,541	(363)	7,846	35,024
Straight line rent, net	1,877	(66)	448	2,259	1,594	(32)	295	1,857
Above/below market rent amortization, net	480	2	310	792	831	(28)	290	1,093
Percentage rent	1,808	—	583	2,391	1,384	—	649	2,033
Termination fees	127	(16)	17	128	309	—	3	312
Other income	1,986	(27)	289	2,248	3,191	(28)	355	3,518
Total real estate revenues	134,161	(2,234)	32,023	163,950	126,961	(1,641)	32,339	157,659
Real Estate Operating Expenses:
Operating and maintenance	19,935	(372)	4,948	24,511	19,516	(265)	5,818	25,069
Real estate taxes	15,131	(280)	3,807	18,658	14,799	(194)	3,763	18,368
Ground rent, net of above/below market amortization	1,237	(23)	74	1,288	989	(6)	32	1,015
Provision for doubtful accounts	720	8	175	903	331	(8)	139	462
Total real estate operating expenses	37,023	(667)	9,004	45,360	35,635	(473)	9,752	44,914
Net Operating Income	97,138	(1,567)	23,019	118,590	91,326	(1,168)	22,587	112,745
Fee Income:
Property management fees	3,319	—	—	3,319	3,325	—	—	3,325
Asset management fees	1,558	—	(256)	1,302	1,480	—	(249)	1,231
Leasing commissions and other fees	1,361	—	—	1,361	1,514	—	—	1,514
Total fee income	6,238	—	(256)	5,982	6,319	—	(249)	6,070
Interest Expense, net:
Gross interest expense	26,368	(498)	6,700	32,570	25,965	(281)	7,101	32,785
Derivative amortization	2,250	(36)	44	2,258	2,503	(36)	61	2,528
Debt cost and premium/discount amortization	340	97	176	613	523	30	186	739
Capitalized interest	(2,059)	—	—	(2,059)	(1,641)	—	—	(1,641)
Interest income	(266)	—	—	(266)	(216)	—	(2)	(218)
Total interest expense, net	26,633	(437)	6,920	33,116	27,134	(287)	7,346	34,193
General & Administrative, net:
Gross general & administrative	17,048	—	144	17,192	16,433	—	163	16,596
Stock-based compensation	3,549	—	—	3,549	2,968			2,968
Capitalized direct leasing compensation costs	(2,195)	—	—	(2,195)	(2,431)	—	—	(2,431)
Capitalized direct development compensation costs	(2,669)	—	—	(2,669)	(2,971)	—	—	(2,971)
Total general & administrative, net	15,733	—	144	15,877	13,999	—	163	14,162
Depreciation, Transaction and Other Expense (Income):
Depreciation and amortization (including FF&E)	35,992	(620)	10,079	45,451	37,905	(463)	10,027	47,469
Gain on sale of operating properties	(689)	—	6	(683)	(715)	—	7	(708)
Gain on sale of land	(114)	—	3	(111)	—	—	(2,905)	(2,905)
Provision for impairment	—	—	—	—	225	—	—	225
Development and acquisition pursuit costs	22	—	17	39	1,340	—	1	1,341
Loss from deferred compensation plan, net	11	—	—	11	7	—	—	7
Early extinguishment of debt	(61)	—	—	(61)	—	—	—	—
Hedge ineffectiveness	—	—	3	3	—	—	—	—
Other expenses	424	(7)	24	441	502	(59)	(109)	334
Total depreciation, transaction and other expense (income)	35,585	(627)	10,132	45,090	39,264	(522)	7,021	45,763
Equity in income of unconsolidated partnerships	5,567	—	(5,567)	—	7,808	—	(7,808)	—
Net Income	30,992	(503)	—	30,489	25,056	(359)	—	24,697

	For the Three Months Ended March 31, 2015				For the Three Months Ended March 31, 2014
	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share	Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Noncontrolling Interests:
Exchangeable operating partnership units	49	—	—	49	42	—	—	42
Limited partners' interest in consolidated partnerships	503	(503)	—	—	359	(359)	—	—
Net income attributable to noncontrolling interests	552	(503)	—	49	401	(359)	—	42
Net Income Attributable to Controlling Interests	30,440	—	—	30,440	24,655	—	—	24,655
Preferred stock dividends	5,266	—	—	5,266	5,266	—	—	5,266
Net Income Attributable to Common Stockholders	$25,174	—	—	25,174	$19,389	—	—	19,389
Note Pro-rata financial information is not and is not intended to be a presentation in accordance with GAAP. Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. As of January 1, 2014, the Company prospectively adopted FASB ASU No. 2014-08. However, the consolidated amounts in these Statements of Operations do not reflect discontinued operations for the prior year in accordance with the ASU or FASB ASC Topic 360. The Company believes that the presentation is useful to readers of this report that wish to understand the Company's operations without reclassifying sales of real estate into discontinued operations. The Consolidated Statements of Operations prepared in accordance with GAAP are included in the following pages.

FFO, Core FFO, and AFFO Reconciliations - Quarter Only
For the Periods Ended March 31, 2015 and 2014
(in thousands, except share information)

		For the Three Months Ended March 31, 2015					For the Three Months Ended March 31, 2014
		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share		Consolidated	Noncontrolling Interests	Share of JVs	Total Pro-Rata Share
Reconciliation of Net Income to FFO:
Net Income Attributable to Common Stockholders	$				25,174	$				19,389
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		35,578	(620)	10,133	45,091		37,112	(463)	10,089	46,738
Gain on sale of operating properties		(689)	—	6	(683)		(715)	—	7	(708)
Exchangeable operating partnership units		49	—	—	49		42	—	—	42
Funds From Operations	$				69,631	$				65,461

Reconciliation of FFO to Core FFO:
Funds From Operations	$				69,631	$				65,461
Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		22	—	17	39		1,340	—	1	1,341
Gain on sale of land		(114)	—	3	(111)		—	—	(2,905)	(2,905)
Provision for impairment to land		—	—	—	—		225	—	—	225
Hedge ineffectiveness		—	—	3	3		—	—	—	—
Early extinguishment of debt		(61)	—	—	(61)		—	—	—	—
Core Funds From Operations	$				69,501	$				64,122

Reconciliation of Core FFO to AFFO:
Core Funds From Operations	$				69,501	$				64,122
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net		(1,877)	66	(448)	(2,259)		(1,594)	32	(295)	(1,857)
Above/below market rent amortization, net		(521)	1	(304)	(824)		(861)	28	(291)	(1,124)
Derivative amortization		2,250	—	—	2,250		2,503	—	—	2,503
Debt cost and premium/discount amortization		340	97	176	613		523	29	185	737
Stock-based compensation		3,549	—	—	3,549		2,968	—	—	2,968
Capital expenditures		(6,636)	—	(2,547)	(9,183)		(7,212)	—	(1,955)	(9,167)
Adjusted Funds From Operations	$				63,647	$				58,182

Reconciliation of Net Income to FFO (per diluted share):
Net Income Attributable to Common Stockholders	$				0.27	$				0.21
Adjustments to reconcile to Funds From Operations:
Depreciation and amortization (excluding FF&E)		0.38	(0.01)	0.11	0.48		0.41	(0.01)	0.11	0.51
Gain on sale of operating properties		(0.01)	—	—	(0.01)		(0.01)	—	—	(0.01)
Exchangeable operating partnership units		—	—	—	—		—	—	—	—
Funds From Operations	$				0.74	$				0.71

Reconciliation of FFO to Core FFO (per diluted share):
Funds From Operations	$				0.74	$				0.71

Adjustments to reconcile to Core Funds From Operations:
Development and acquisition pursuit costs		—	—	—	—		0.01	—	—	0.01
Gain on sale of land		—	—	—	—		—	—	(0.03)	(0.03)
Provision for impairment to land		—	—	—	—		—	—	—	—
Hedge ineffectiveness		—	—	—	—		—	—	—	—
Early extinguishment of debt		—	—	—	—		—	—	—	—
Core Funds From Operations	$				0.74	$				0.69

Reconciliation of Core FFO to AFFO (per diluted share):
Core Funds From Operations	$				0.74	$				0.69
Adjustments to reconcile to Adjusted Funds From Operations:
Straight line rent, net		(0.02)	—	—	(0.02)		(0.02)	—	—	(0.02)
Above/below market rent amortization, net		—	—	—	—		(0.01)	—	—	(0.01)
Derivative amortization		0.02	—	—	0.02		0.03	—	—	0.03
Debt cost and premium/discount amortization		—	—	—	—		0.01	—	—	0.01
Stock-based compensation		0.04	—	—	0.04		0.03	—	—	0.03
Capital expenditures		(0.07)	—	(0.03)	(0.10)		(0.08)	—	(0.02)	(0.10)
Adjusted Funds From Operations	$				0.68	$				0.63

Additional Disclosures
For the Periods Ended March 31, 2015 and 2014
(in thousands)

Same Property NOI Detail	For the Three Months Ended March 31, 2015			For the Three Months Ended March 31, 2014			% Change
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Real Estate Revenues:
Base rent	$93,581	22,730	116,311	$89,879	21,994	111,872
Recoveries from tenants	27,085	7,452	34,537	26,877	7,565	34,442
Percentage rent	1,808	583	2,391	1,385	649	2,034
Termination fees	127	17	144	309	3	312
Other income	1,193	246	1,439	2,219	232	2,451
Total real estate revenues	123,793	31,029	154,822	120,668	30,444	151,111
Real Estate Operating Expenses:
Operating and maintenance	18,601	4,882	23,484	18,899	5,580	24,479
Real estate taxes	13,898	3,786	17,684	14,258	3,647	17,904
Ground rent	1,383	26	1,409	1,213	33	1,246
Provision for doubtful accounts	486	124	610	260	104	364
Total real estate operating expenses	34,368	8,819	43,187	34,630	9,364	43,994

Same Property NOI	$89,425	22,209	111,635	$86,038	21,080	107,117	4.2%

Same Property NOI without termination fees	89,299	22,192	111,491	85,729	21,077	106,805	4.4%

Same Property NOI without termination fees or redevelopments	74,442	18,809	93,250	72,438	17,949	90,387	3.2%

Capital Expenditure Detail	For the Three Months Ended March 31, 2015			For the Three Months Ended March 31, 2014
	Consolidated	Share of JVs	Total Pro-Rata Share	Consolidated	Share of JVs	Total Pro-Rata Share
Leasing commissions	$1,907	516	2,423	$2,223	416	2,639
Tenant improvements and other landlord leasing costs	3,511	1,466	4,977	3,918	1,000	4,918
Building improvements	1,218	565	1,783	1,071	539	1,610
Total capital expenditures	$6,636	2,547	9,183	$7,212	1,955	9,167

Consolidated Statements of Operations (GAAP Basis)
For the Periods Ended March 31, 2015 and 2014
(in thousands)

	Three Months Ended		Year to Date
	2015	2014	2015	2014
Revenues:
Minimum rent	$101,305	94,536	$101,305	94,536
Percentage rent	1,808	1,384	1,808	1,384
Recoveries from tenants and other income	31,048	31,041	31,048	31,041
Management, transaction, and other fees	6,238	6,319	6,238	6,319
Total revenues	140,399	133,280	140,399	133,280
Operating Expenses:
Depreciation and amortization	35,992	37,905	35,992	37,905
Operating and maintenance	21,172	20,505	21,172	20,505
General and administrative	16,378	14,198	16,378	14,198
Real estate taxes	15,131	14,799	15,131	14,799
Other operating expense	1,166	2,173	1,166	2,173
Total operating expenses	89,839	89,580	89,839	89,580
Other Expense (Income):
Interest expense, net of interest income	26,633	27,134	26,633	27,134
Provision for impairment	—	225	—	225
Early extinguishment of debt	(61)	—	(61)	—
Net investment income	(634)	(192)	(634)	(192)
Total other expense	25,938	27,167	25,938	27,167
Income from operations before equity in income of investments in real estate partnerships	24,622	16,533	24,622	16,533
Equity in income of investments in real estate partnerships	5,567	7,808	5,567	7,808
Income from operations	30,189	24,341	30,189	24,341
Gain on sale of real estate	803	715	803	715
Net income	30,992	25,056	30,992	25,056
Noncontrolling Interests:
Exchangeable operating partnership units	(49)	(42)	(49)	(42)
Limited partners' interests in consolidated partnerships	(503)	(359)	(503)	(359)
Net income attributable to noncontrolling interests	(552)	(401)	(552)	(401)
Net income attributable to controlling interests	30,440	24,655	30,440	24,655
Preferred stock dividends	(5,266)	(5,266)	(5,266)	(5,266)
Net income attributable to common stockholders	$25,174	19,389	$25,174	19,389
These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Summary of Consolidated Debt
March 31, 2015 and December 31, 2014
(in thousands)

Total Debt Outstanding:	3/31/2015	12/31/2014
Mortgage loans payable:
Fixed rate secured loans	$492,075	548,832
Unsecured debt offering fixed rate	1,397,652	1,397,525
Unsecured credit facilities variable rate	105,000	75,000
Total	$1,994,727	2,021,357

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (1)	Total	Weighted Average Contractual Interest Rate
2015	$4,724	20,391	350,000	375,115	5.2%
2016	6,135	41,442	30,000	77,577	3.8%
2017	5,399	116,316	400,000	521,715	5.9%
2018	4,453	57,358	—	61,811	6.2%
2019	3,443	106,000	75,000	184,443	5.1%
2020	3,292	81,333	150,000	234,625	5.9%
2021	3,112	—	250,000	253,112	4.8%
2022	3,084	5,848	—	8,932	7.7%
2023	1,727	120	—	1,847	5.8%
2024	8,118	10,000	250,000	268,118	3.7%
>10 years	3,314	89	—	3,403	6.1%
Unamortized debt (discount)/premium	—	6,377	(2,348)	4,029
	$46,801	445,274	1,502,652	1,994,727	5.2%

Percentage of Total Debt:	3/31/2015	12/31/2014
Fixed	94.7%	96.3%
Variable	5.3%	3.7%
Current Weighted Average Contractual Interest Rates: (2)
Fixed	5.4%	5.3%
Variable	1.3%	1.3%
Combined	5.2%	5.2%

Current Weighted Average Effective Interest Rate: (3)
Combined	5.8%	5.7%

Average Years to Maturity:
Fixed	3.9	4.1
Variable	3.4	4.5

(1) Includes unsecured public debt and unsecured credit facilities.
(2) Interest rates are calculated as of the quarter end.
(3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization, interest rate swaps, and facility and unused fees.

Summary of Consolidated Debt
March 31, 2015 and December 31, 2014
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	3/31/2015	12/31/2014
Fixed Rate Mortgage Loans
Escrow Bank, USA	Twin City Plaza	5.7%			04/06/15	$—	39,745
Wells Fargo	Fairfield Center	5.2%			06/01/15	20,250	20,250
Principal Commercial Funding	Sandy Springs	5.4%			06/05/15	—	16,079
Municipal Tax Bonds Payable	Friars Mission Center	7.6%			09/02/15	141	141
Wells Fargo	Black Rock Shopping Center	5.4%			03/01/16	20,048	20,124
Midland Loan Services	Hilltop Village	5.6%			04/06/16	7,500	7,500
Berkadia Commercial Mortgage	Naples Walk	6.2%			08/11/16	14,892	15,022
Wells Fargo	Brick Walk V	6.1%			03/01/17	9,700	9,700
Jefferson Pilot	Peartree Village	8.4%			06/01/17	7,313	7,465
Allianz Life Insurance Company	4S Commons Town Center	6.0%			06/10/17	62,500	62,500
Bank of America	Grand Ridge Plaza	5.8%			07/01/17	11,262	11,309
Metropolitan Life Insurance Company	Corkscrew Village	6.2%			08/01/17	7,854	7,923
Wells Fargo	Brick Walk II	6.0%			09/01/17	6,885	6,911
Wells Fargo	Brick Walk	5.9%			09/01/17	15,158	15,212
TIAA-CRER	Westchase	5.5%			07/10/18	7,169	7,243
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%			12/01/18	16,523	16,580
Guardian Life Insurance Company	El Cerrito Plaza	6.4%			12/01/18	38,522	38,694
Allianz Life Insurance Company	Tassajara Crossing	7.8%			07/10/19	19,800	19,800
Allianz Life Insurance Company	Plaza Hermosa	7.8%			07/10/19	13,800	13,800
Allianz Life Insurance Company	Sequoia Station	7.8%			07/10/19	21,100	21,100
Allianz Life Insurance Company	Mockingbird Commons	7.8%			07/10/19	10,300	10,300
Allianz Life Insurance Company	Sterling Ridge	7.8%			07/10/19	13,900	13,900
Allianz Life Insurance Company	Frisco Prestonbrook	7.8%			07/10/19	6,800	6,800
Allianz Life Insurance Company	Wellington Town Square	7.8%			07/10/19	12,800	12,800
Allianz Life Insurance Company	Berkshire Commons	7.8%			07/10/19	7,500	7,500
Allianz Life Insurance Company	Willow Festival	5.8%			01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%			04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%			04/01/20	4,977	5,025
PNC Bank	Fellsway Plaza	3.7%	(2)		10/16/20	31,190	29,839
John Hancock Life Insurance Company	Kirkwood Commons	7.7%			10/01/22	10,914	11,038
State Farm Life Insurance Company	Tech Ridge Center	5.8%			06/01/23	9,423	9,644
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%			09/01/24	10,000	10,000
Prudential Insurance Co of America	Seminole Shoppes	3.4%			10/05/24	9,894	9,958
NYLIM Real Estate Group	Oak Shade Town Center	6.1%			05/10/28	9,573	9,691
City of Rollingwood	Shops at Mira Vista	8.0%			03/01/32	255	257
Unamortized premiums on assumed debt of acquired properties						6,377	7,227
Total Fixed Rate Mortgage Loans		6.1%		6.1%		492,075	548,832

Summary of Consolidated Debt
March 31, 2015 and December 31, 2014
(in thousands)
Lender	Collateral	Contractual Rate		Effective Rate (1)	Maturity	3/31/2015	12/31/2014
Fixed Rate Unsecured Debt (Issue Date)
Debt Offering (7/18/05)	Unsecured	5.3%			08/01/15	350,000	350,000
Debt Offering (6/5/07)	Unsecured	5.9%			06/15/17	400,000	400,000
Debt Offering (6/2/10)	Unsecured	6.0%			06/15/20	150,000	150,000
Debt Offering (10/7/10)	Unsecured	4.8%			04/15/21	250,000	250,000
Debt Offering (5/16/14)	Unsecured	3.8%			06/15/24	250,000	250,000
Unamortized debt discount						(2,348)	(2,475)
Total Fixed Rate Unsecured Debt, Net of Discounts		5.2%		5.7%		1,397,652	1,397,525

Variable Rate Unsecured Debt
Wells Fargo Bank	$800 Million Line of Credit	LIBOR + 1.175%	(3)		09/04/16	30,000	—
Wells Fargo Bank	$165 Million Term Loan	LIBOR + 1.15%	(4)		06/27/19	75,000	75,000
Total Variable Rate Unsecured Debt		1.3%		5.1%		105,000	75,000

Total		5.2%		5.8%		$1,994,727	2,021,357

(1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization, interest rate swaps, and facility and unused fees.

(2) Underlying debt is LIBOR+1.50%; however, an interest rate swap is in place to fix the interest rate on $28.1 million of this debt at 3.696% through maturity.
(3) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.
(4) Rate does not include an annual unused fee of 0.20% payable on undrawn balance.

Summary of Unsecured Debt Covenants and Leverage Ratios
March 31, 2015

Outstanding Unsecured Credit Facilities and Unsecured Public Debt:	Origination	Maturity	Rate	Balance
$800 Million Line of Credit (1)	09/13/12	09/04/16	LIBOR + 1.175%	$30,000
$165 Million Term Loan (2)	06/27/14	06/27/19	LIBOR + 1.15%	$75,000
Unsecured Public Debt:	07/18/05	08/01/15	5.250%	$350,000
	06/05/07	06/15/17	5.875%	$400,000
	06/02/10	06/15/20	6.000%	$150,000
	10/07/10	04/15/21	4.800%	$250,000
	05/16/14	06/15/24	3.750%	$250,000

Unsecured Public Debt Covenants:	Required	12/31/14	9/30/14	6/30/14	3/31/14
Fair Market Value Calculation Method Covenants (3)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	33%	34%	34%	34%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	9%	9%	9%	10%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.7x	3.6x	3.6x	3.5x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	330%	323%	313%	317%
Historical Cost Basis Covenants (3)
Total Consolidated Debt to Total Undepreciated Assets	≤ 60%	40%	41%	42%	41%
Secured Consolidated Debt to Total Undepreciated Assets	≤ 40%	11%	11%	11%	12%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	3.7x	3.6x	3.6x	3.5x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	276%	269%	260%	263%

Note: Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.
(1) Rate applies to drawn balance only. Additional annual facility fee of 0.225% applies to entire $800 million line of credit. Maturity is subject to a one-year extension at the Company’s option.
(2) Rate applies to drawn balance only. Additional unused fee of 0.20% applies to the undrawn balance.
(3)  For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Ratios:	3/31/15	12/31/14	9/30/14	6/30/14	3/31/14
Consolidated Only
Net debt to total market capitalization	22.4%	23.1%	26.3%	26.6%	27.9%
Net debt to real estate assets, before depreciation	40.9%	40.0%	41.2%	43.6%	43.3%
Net debt to total assets, before depreciation	38.7%	37.9%	38.8%	40.6%	40.3%
Net debt + preferred to total assets, before depreciation	45.2%	44.4%	45.4%	47.2%	47.0%
Net debt to Core EBITDA - TTM	4.9x	4.8x	4.8x	5.0x	5.0x
Fixed charge coverage	3.0x	3.0x	3.0x	2.9x	2.9x
Fixed charge coverage excluding preferreds	3.4x	3.4x	3.4x	3.3x	3.3x
Interest coverage	3.8x	3.8x	3.8x	3.8x	3.7x
Unsecured assets to total real estate assets	79.2%	76.8%	76.0%	75.6%	74.9%
Unsecured NOI to total NOI - TTM	78.7%	77.6%	77.3%	78.0%	78.9%
Unencumbered assets to unsecured debt	232%	228%	221%	232%	217%
Total Pro-Rata Share
Net debt to total market capitalization	26.3%	27.2%	30.9%	31.0%	32.6%
Net debt to real estate assets, before depreciation	44.0%	43.4%	44.7%	46.5%	46.4%
Net debt to total assets, before depreciation	41.6%	41.0%	42.0%	43.6%	43.5%
Net debt + preferred to total assets, before depreciation	47.2%	46.6%	47.7%	49.3%	49.3%
Net debt to Core EBITDA - TTM	5.7x	5.7x	5.7x	6.0x	6.0x
Fixed charge coverage	2.5x	2.5x	2.5x	2.5x	2.5x
Fixed charge coverage excluding preferreds	2.8x	2.7x	2.7x	2.7x	2.7x
Interest coverage	3.2x	3.2x	3.2x	3.1x	3.1x

Summary of Unconsolidated Debt
March 31, 2015 and December 31, 2014
(in thousands)

Total Debt Outstanding:	3/31/2015	12/31/2014
Mortgage loans payable:
Fixed rate secured loans	$1,457,934	1,441,330
Unsecured credit facilities variable rate	11,460	21,460
Total	$1,469,394	1,462,790

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro-Rata Share	Weighted Average Contractual Interest Rate
2015	$14,793	59,803	—	74,596	22,515	5.3%
2016	17,135	305,076	—	322,211	113,155	6.0%
2017	17,517	77,385	11,460	106,362	24,214	6.6%
2018	18,696	67,022	—	85,718	27,655	5.1%
2019	17,934	65,939	—	83,873	21,618	7.4%
2020	14,826	222,199	—	237,025	85,506	5.8%
2021	10,355	211,432	—	221,787	82,646	4.7%
2022	7,239	156,202	—	163,441	65,304	4.5%
2023	2,290	125,108	—	127,398	50,883	4.9%
2024	117	26,681		26,798	10,124	4.1%
>10 Years	—	21,500	—	21,500	4,300	3.6%
Net unamortized debt premium / (discount)	—	(1,315)	—	(1,315)	(599)
	$120,902	1,337,032	11,460	1,469,394	507,321	5.4%

Percentage of Total Debt:	3/31/2015	12/31/2014
Fixed	99.2%	98.5%
Variable	0.8%	1.5%
Current Weighted Average Contractual Interest Rates: (1)
Fixed	5.4%	5.4%
Variable	1.7%	1.7%
Combined	5.4%	5.4%
Current Weighted Average Effective Interest Rates: (2)
Combined	5.5%	5.5%

Average Years to Maturity:
Fixed	4.7	4.9
Variable	2.7	3.0

(1) Interest rates are calculated as of the quarter end.
(2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of deferred loan cost amortization and interest rate swaps.

Summary of Preferred Stock
March 31, 2015
(in thousands)

	Dividend Rate	Issuance Date	Callable Date	Par Value	Issuance Costs
Series 6	6.625%	2/16/2012	2/16/2017	$250,000	$8,614
Series 7	6.000%	8/23/2012	8/23/2017	75,000	2,484
Weighted Average/Totals	6.481%			$325,000	$11,098

Property Transactions
March 31, 2015
(in thousands)

Acquisitions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Purchase Price	Regency’s Share of Purchase Price	Cap Rate	Anchor(s)
	None

	Total Acquisitions			—	$—	$—

Dispositions:
Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA	Sales Price	Regency’s Share of Sales Price	Cap Rate	Anchor
Jan-15	State Street Crossing		Detroit, MI	21	$3,500	$3,500	9.0%	Rite Aid

	Total Dispositions			21	$3,500	$3,500	9.0%

Summary of Development, Redevelopment and Land Held
March 31, 2015

Project Name	Market	Grocer/Anchor Tenant	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout (1)	Return After JV Buyout	GLA	% Leased
Projects in Development:
Belmont Chase	Washington, DC	Whole Foods Market	Aug-15	$28,189	40%	8.5%	8.5%	91	82%
Brooklyn Station on Riverside	Jacksonville, FL	The Fresh Market	Oct-14	$15,136	73%	8.5%	7.8%	50	88%
CityLine Market	Dallas, TX	Whole Foods Market	Feb-16	$27,855	28%	8.0%	7.3%	80	93%
Fountain Square	Miami, FL	Publix	Dec-14	$56,363	91%	7.5%	7.5%	177	94%
Persimmon Place	San Francisco, CA	Whole Foods Market	Jun-15	$59,976	67%	8.0%	8.0%	153	86%
Village at La Floresta	Los Angeles, CA	Whole Foods Market	Feb-16	$33,116	36%	7.5%	7.5%	87	69%
Willow Oaks Crossing	Charlotte, NC	Publix	Nov-15	$13,551	38%	8.0%	8.0%	69	71%
Total Projects in Development	7			$234,186	59%	7.9%	7.7% (2)	707	85%

Redevelopment and Renovations:				Incremental Costs (3)	% of Costs Incurred	Incremental Yield
Various Properties	12			$57,386	42%	7% - 10%

Land Held for Future Development:				Net Development Costs to Date
Various Properties	7			$23,155

Reconciliation of Summary of Development, Redevelopment and Land Held to Properties In Development (Balance Sheet):
Developments	% of estimated development costs, including GAAP allocations			$147,685
Redevelopments and Renovations	% of incremental costs			23,917
Land Held for Future Development	Net development costs to date			23,155
Land Held for Sale	Lower of cost basis or FMV (see page 32 for estimated market value)			29,400
Other Costs	Pre-development costs and accruals for costs not yet paid			23,867
Properties in Development (Balance Sheet)				$248,024

Notes:

(1) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(2) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 7.3%.
(3) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Unconsolidated Investments
March 31, 2015
(in thousands)

					Regency
Co-investment Parter and Portfolio Summary Abbreviation	Number of Properties	Total GLA	Total Assets	Total Debt	Ownership Interest	Share of Debt	Investment 3/31/2015	Equity Pick-up
State of Oregon
(JV-C, JV-C2)	24	2,782	$495,789	$267,372	20.00%	$53,475	$22,540	$522
(JV-CCV)	1	556	98,485	60,000	30.00%	18,000	11,432	146
	25	3,338	594,274	327,372
GRI
(JV-GRI)	74	9,558	1,813,136	950,373	40.00%	380,149	243,407	3,994
CalSTRS
(JV-RC)	7	730	148,162	80,255	25.00%	20,064	13,166	134
USAA
(JV-USA)	8	806	114,511	66,893	20.01%	13,383	683	217
Publix
(JV-O)	5	439	59,265	—	50.00%	—	29,731	513
Individual Investor
(JV-O)	1	133	52,983	44,501	50.00%	22,250	4,284	41

	120	15,004	$2,782,331	$1,469,394		$507,321	$325,243	$5,567

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2015
(Operating Properties Only)

Leasing Statistics - Comparable
							Rent Growth (spaces vacant < 12 mo)
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2015	250	720	$20.99	8.8%	4.6	$1.24	229	691	8.5%
4th Quarter 2014	342	1,168	23.56	9.7%	4.9	1.82	296	1,083	9.1%
3rd Quarter 2014	289	951	22.00	12.0%	5.9	2.43	255	865	12.3%
2nd Quarter 2014	318	1,355	17.08	14.2%	6.3	1.56	278	1,254	14.8%
Total - 12 months	1,199	4,194	$20.47	11.3%	5.5	$1.77	1,058	3,893	11.3%

							Rent Growth (spaces vacant < 12 mo)
New Leases	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2015	48	92	$28.18	23.4%	6.2	$8.83	27	63	29.5%
4th Quarter 2014	79	156	27.93	17.2%	6.8	8.48	36	75	16.9%
3rd Quarter 2014	85	200	29.02	17.9%	8.1	11.56	51	114	22.8%
2nd Quarter 2014	82	294	21.16	39.2%	11.3	4.96	42	193	61.2%
Total - 12 months	294	742	$25.23	25.6%	9.0	$7.73	156	445	34.6%

							Rent Growth (spaces vacant < 12 mo)
Renewals	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Rent Growth %	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.	Leasing Transactions	GLA (in 000s)	Rent Growth
1st Quarter 2015	202	628	$20.10	6.6%	4.5	$0.29	202	628	6.6%
4th Quarter 2014	263	1,013	22.77	8.2%	4.5	0.62	260	1,009	8.2%
3rd Quarter 2014	204	751	20.23	9.9%	5.4	0.13	204	751	9.9%
2nd Quarter 2014	236	1,061	15.82	6.3%	4.6	0.40	236	1,061	6.3%
Total - 12 months	905	3,453	$19.39	7.7%	4.7	$0.37	902	3,449	7.8%

Leasing Statistics -Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2015
(Operating Properties Only)

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Improvements /Sq. Ft.
1st Quarter 2015	289	794	$21.34	4.7	$1.84
4th Quarter 2014	387	1,260	24.17	5.0	2.21
3rd Quarter 2014	336	1,185	20.52	6.2	2.61
2nd Quarter 2014	366	1,496	17.76	6.4	2.46
Total - 12 months	1,378	4,735	$20.56	5.7	$2.33
Notes:
All amounts reported at execution
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share
Rent growth is calculated on a comparable-space, cash basis for new and renewal leases executed
Tenant Improvements represent the costs to accommodate tenant-specific needs over and above baseline condition

Average Base Rent by State - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2015
(in thousands)

State	Number of Properties	GLA	% of Total GLA	% Leased (1)	Annualized Base Rent	% of Ann. Base Rent	Average Base Rent/ Sq. Ft
Alabama	1	85	0.3%	91.0%	$1,132	0.2%	$14.68
Arizona	3	296	1.0%	94.2%	3,940	0.8%	14.15
California	64	6,700	23.6%	95.7%	156,037	30.3%	24.10
Colorado	20	1,582	5.6%	91.0%	20,480	4.0%	14.18
Connecticut	4	389	1.4%	97.1%	12,890	2.5%	33.99
Delaware	2	258	0.9%	91.8%	3,439	0.7%	14.50
District of Columbia	2	12	0.0%	100.0%	818	0.2%	65.77
Florida	46	4,273	15.1%	94.6%	60,935	11.8%	14.93
Georgia	16	1,408	5.0%	92.3%	24,310	4.7%	18.35
Illinois	14	1,287	4.5%	95.9%	20,881	4.1%	16.75
Indiana	5	296	1.0%	95.9%	4,606	0.9%	16.05
Maryland	14	644	2.3%	95.1%	12,696	2.5%	20.62
Massachusetts	3	519	1.8%	95.0%	10,246	2.0%	20.65
Michigan	1	97	0.3%	95.7%	645	0.1%	6.93
Minnesota	5	207	0.7%	99.3%	3,080	0.6%	15.00
Missouri	4	408	1.4%	100.0%	4,241	0.8%	10.39
New Jersey	2	63	0.2%	94.5%	1,031	0.2%	17.29
New York	1	57	0.2%	100.0%	1,828	0.4%	32.32
North Carolina	18	1,278	4.5%	95.6%	20,805	4.0%	16.96
Ohio	9	1,310	4.6%	98.3%	14,873	2.9%	11.37
Oregon	7	600	2.1%	97.0%	10,620	2.1%	18.12
Pennsylvania	10	590	2.1%	95.0%	13,343	2.6%	22.89
South Carolina	3	133	0.5%	98.7%	1,738	0.3%	13.28
Tennessee	3	317	1.1%	96.1%	4,627	0.9%	15.00
Texas	28	2,967	10.5%	96.7%	53,123	10.3%	18.33
Virginia	25	1,749	6.2%	96.0%	34,326	6.7%	20.05
Washington	10	783	2.8%	98.7%	17,746	3.4%	22.93
Wisconsin	1	53	0.2%	92.8%	399	0.1%	8.05
Total All Properties	321	28,362	100.0%	95.5%	$514,835	100.0%	$18.82

(1) Includes leases that are executed but have not commenced.

Significant Tenant Rents - Wholly Owned and Regency’s Pro-Rata Share of
Co-investment Partnerships
March 31, 2015
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Kroger	2,424	8.5%	$23,046	4.5%	50	15
Publix	1,834	6.5%	19,299	3.7%	45	11
Safeway/Albertsons	1,402	4.9%	15,717	3.1%	43	22
TJX Companies	756	2.7%	9,993	1.9%	35	13
Whole Foods	552	1.9%	9,951	1.9%	17	7
CVS	505	1.8%	8,201	1.6%	45	19
PETCO	321	1.1%	7,069	1.4%	43	17
Ahold/Giant	419	1.5%	5,884	1.1%	13	9
H.E.B.	344	1.2%	5,439	1.1%	5	—
Ross Dress For Less	306	1.1%	4,949	1.0%	16	8
Trader Joe's	179	0.6%	4,891	0.9%	19	6
JPMorgan Chase Bank	72	0.3%	4,126	0.8%	26	4
Bank of America	84	0.3%	4,071	0.8%	30	14
Wells Fargo Bank	79	0.3%	4,020	0.8%	38	20
Starbucks	99	0.3%	3,902	0.8%	77	28
Roundys/Marianos	219	0.8%	3,817	0.7%	5	3
Sears Holdings	409	1.4%	3,279	0.6%	6	1
Panera Bread	97	0.3%	3,218	0.6%	27	7
Walgreens	121	0.4%	3,083	0.6%	12	4
SUPERVALU	265	0.9%	3,042	0.6%	11	10
Wal-Mart	466	1.6%	3,026	0.6%	5	1
Sports Authority	134	0.5%	2,973	0.6%	3	—
Subway	90	0.3%	2,960	0.6%	98	42
Target	359	1.3%	2,884	0.6%	4	2
Massage Envy	90	0.3%	2,777	0.5%	33	11
Top 25 Tenants	11,626	41.0%	$161,617	31.4%	706	274

GLA owned and occupied by the anchor not included above:		# of Retailer-Owned Stores	# of Stores including Retailer-Owned
Target	1,515	13	17
Kroger	335	5	55
Safeway/Albertsons	330	7	50
Wal-Mart	184	2	7
Sears Holdings	92	1	7
Publix	63	1	46
	2,519

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2015
(in thousands)

All Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	239	0.9%	$4,979	1.0%	$20.86
2015	1,316	4.9%	29,651	5.9%	22.54
2016	2,608	9.8%	50,970	10.2%	19.54
2017	3,295	12.3%	69,219	13.9%	21.01
2018	2,798	10.5%	55,124	11.1%	19.70
2019	3,188	11.9%	61,184	12.3%	19.19
2020	2,177	8.1%	40,432	8.1%	18.57
2021	1,497	5.6%	24,156	4.8%	16.13
2022	1,672	6.3%	27,517	5.5%	16.46
2023	1,198	4.5%	23,498	4.7%	19.62
2024	1,546	5.8%	29,635	5.9%	19.17
10 Year Total	21,534	80.6%	$416,364	83.5%	$19.34
Thereafter	5,196	19.4%	82,383	16.5%	15.86
	26,730	100.0%	$498,747	100.0%	$18.66

Anchor Tenants (3)

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	39	0.2%	$396	0.2%	$10.21
2015	362	2.2%	4,582	2.2%	12.67
2016	1,115	6.7%	11,250	5.3%	10.09
2017	1,581	9.4%	21,679	10.2%	13.71
2018	1,484	8.9%	16,813	7.9%	11.33
2019	1,947	11.6%	24,866	11.7%	12.77
2020	1,392	8.3%	17,559	8.3%	12.62
2021	1,109	6.6%	12,699	6.0%	11.45
2022	1,219	7.3%	14,612	6.9%	11.99
2023	781	4.7%	11,029	5.2%	14.11
2024	1,022	6.1%	13,943	6.6%	13.65
10 Year Total	12,050	71.9%	$149,430	70.3%	$12.40
Thereafter	4,700	28.1%	63,101	29.7%	13.43
	16,750	100.0%	$212,531	100.0%	$12.69

Reflects in place leases as of March 31, 2015, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.
(3) Anchor tenants represent any tenant occupying at least 10,000 square feet.

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
March 31, 2015
(in thousands)

Inline Tenants

Lease Expiration Year	Expiring GLA	Percent of Expiring GLA	In-Place Minimum Rent Under Expiring Leases	Percent of Expiring Minimum Rent (2)	Expiring ABR
(1)	200	2.0%	$4,583	1.6%	$22.93
2015	954	9.6%	25,069	8.8%	26.27
2016	1,493	15.0%	39,720	13.9%	26.60
2017	1,714	17.2%	47,540	16.6%	27.74
2018	1,314	13.2%	38,311	13.4%	29.17
2019	1,242	12.4%	36,319	12.7%	29.25
2020	786	7.9%	22,873	8.0%	29.11
2021	388	3.9%	11,457	4.0%	29.55
2022	453	4.5%	12,904	4.5%	28.50
2023	416	4.2%	12,468	4.4%	29.95
2024	524	5.3%	15,692	5.5%	29.93
10 Year Total	9,484	95.0%	$266,936	93.3%	$28.15
Thereafter	496	5.0%	19,282	6.7%	38.85
	9,980	100.0%	$286,218	100.0%	$28.68

Reflects in place leases as of March 31, 2015, but does not account for contractual rent steps and assumes that no tenants exercise renewal options.
(1) Leases currently under month to month lease or in process of renewal.
(2) Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF

Shoppes at Fairhope Village			AL	Mobile	85	85	91.0%		—	54	Publix	$14.68
			AL		85	85	89.9%	89.9%	—	54
Palm Valley Marketplace	C	20%	AZ	Phoenix-Mesa-Scottsdale	108	22	93.4%		—	55	Safeway	$14.01
Pima Crossing			AZ	Phoenix-Mesa-Scottsdale	238	238	98.0%		—	—	Golf & Tennis Pro Shop, Inc., SteinMart	$14.53
Shops at Arizona			AZ	Phoenix-Mesa-Scottsdale	36	36	69.1%		—	—	—	$10.70
			AZ		382	296	94.2%	94.2%	—	55
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad-San Marcos	240	240	97.6%		—	68	Ralphs, Jimbo's...Naturally!	$30.24
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Santa Ana	89	89	98.5%		143	58	Albertsons, (Target)	$27.91
Auburn Village	GRI	40%	CA	Sacramento--Arden-Arcade--Roseville	134	54	87.8%		—	46	Bel Air Market	$17.70
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad-San Marcos	207	207	100.0%		—	42	Von's Food & Drug, Kohl's	$23.55
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	122	49	97.2%		—	32	Mollie Stone's Market	$22.15
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	100.0%		—	34	Safeway	$24.87
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	352	141	97.6%		—	25	Sprout's Markets, Target	$16.96
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Fremont	260	260	92.8%		—	14	Fresh & Easy, Orchard Supply Hardware	$21.24
Corral Hollow	RC	25%	CA	Stockton	167	42	100.0%		—	66	Safeway, Orchard Supply & Hardware	$16.57
Costa Verde Center			CA	San Diego-Carlsbad-San Marcos	179	179	93.3%		—	40	Bristol Farms	$34.68
Diablo Plaza			CA	San Francisco-Oakland-Fremont	63	63	96.9%		53	53	(Safeway)	$35.48
East Washington Place			CA	Santa Rosa-Petaluma	203	203	97.9%		138	25	(Target), Dick's Sporting Goods, TJ Maxx	$23.43
El Camino Shopping Center			CA	Los Angeles-Long Beach-Santa Ana	136	136	99.5%		—	36	Von's Food & Drug	$25.54
El Cerrito Plaza			CA	San Francisco-Oakland-Fremont	256	256	96.4%		67	78	(Lucky's), Trader Joe's	$27.67
El Norte Pkwy Plaza			CA	San Diego-Carlsbad-San Marcos	91	91	95.2%		—	42	Von's Food & Drug	$16.68
Encina Grande			CA	San Francisco-Oakland-Fremont	102	102	83.6%		—	23	Safeway	$32.26

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Five Points Shopping Center	GRI	40%	CA	Santa Barbara-Santa Maria-Goleta	145	58	98.7%		—	35	Albertsons	$26.54
Folsom Prairie City Crossing			CA	Sacramento--Arden-Arcade--Roseville	90	90	91.7%		—	55	Safeway	$19.38
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	97.4%		—	44	Stater Bros.	$24.26
Friars Mission Center			CA	San Diego-Carlsbad-San Marcos	147	147	100.0%		—	55	Ralphs	$31.46
Gateway 101			CA	San Francisco-Oakland-Fremont	92	92	100.0%		212	—	(Home Depot), (Best Buy), Sports Authority, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	89.1%		—	38	Gelson's Markets	$20.62
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles	242	242	98.9%		—	—	Lowe's	$7.05
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	226	91	100.0%		—	24	Sprout's Markets	$21.53
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Santa Ana	66	13	100.0%		—	52	Ralphs	$24.72
Heritage Plaza			CA	Los Angeles-Long Beach-Santa Ana	231	231	98.3%		—	44	Ralphs	$31.94
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	180	180	91.1%		236	94	(Home Depot), (WinCo), Toys R Us	$17.81
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	55.7%		—	—	—	$14.48
Juanita Tate Marketplace			CA	Los Angeles-Long Beach-Santa Ana	77	77	100.0%		—	43	Northgate Market	$23.44
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	42	17	100.0%		39	39	(Albertsons)	$25.53
Loehmanns Plaza California			CA	San Jose-Sunnyvale-Santa Clara	113	113	77.5%		53	53	(Safeway)	$19.32
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Santa Ana	68	14	94.9%		—	26	Whole Foods	$32.10
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	100.0%		—	43	Safeway	$18.95
Morningside Plaza			CA	Los Angeles-Long Beach-Santa Ana	91	91	100.0%		—	43	Stater Bros.	$21.43
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad-San Marcos	102	41	98.0%		—	44	Albertsons	$13.45
Newland Center			CA	Los Angeles-Long Beach-Santa Ana	149	149	96.4%		—	58	Albertsons	$21.23
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	92.7%		—	44	Albertsons	$16.59
Oak Shade Town Center			CA	Sacramento--Arden-Arcade--Roseville	104	104	99.4%		—	40	Safeway	$19.76

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Persimmon Place			CA	San Francisco-Oakland-Fremont	153	153	85.8%		—	40	Whole Foods, Nordstrom Rack	$31.80
Plaza Hermosa			CA	Los Angeles-Long Beach-Santa Ana	95	95	100.0%		—	37	Von's Food & Drug	$24.58
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Fremont	228	91	100.0%		—	—	Target, Toys "R" Us	$23.75
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad-San Marcos	213	85	93.8%		—	50	Von's Food & Drug	$19.53
Powell Street Plaza			CA	San Francisco-Oakland-Fremont	166	166	97.0%		—	10	Trader Joe's	$31.19
Raley's Supermarket	C	20%	CA	Sacramento--Arden-Arcade--Roseville	63	13	100.0%		—	63	Raley's	$5.41
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad-San Marcos	153	61	91.7%		—	40	Von's Food & Drug	$20.79
Rona Plaza			CA	Los Angeles-Long Beach-Santa Ana	52	52	100.0%		—	37	Superior Super Warehouse	$19.94
San Leandro Plaza			CA	San Francisco-Oakland-Fremont	50	50	91.2%		38	38	(Safeway)	$33.07
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Santa Ana	97	19	95.3%		—	48	Von's Food & Drug	$23.42
Sequoia Station			CA	San Francisco-Oakland-Fremont	103	103	100.0%		62	62	(Safeway)	$37.53
Silverado Plaza	GRI	40%	CA	Napa	85	34	100.0%		—	32	Nob Hill	$16.62
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	94.2%		—	53	Safeway	$16.51
South Bay Village			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	—	Wal-Mart, Orchard Supply Hardware	$19.11
Strawflower Village			CA	San Francisco-Oakland-Fremont	79	79	98.5%		—	34	Safeway	$19.19
Tassajara Crossing			CA	San Francisco-Oakland-Fremont	146	146	98.9%		—	56	Safeway	$22.18
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Santa Ana	98	39	98.6%		—	41	Ralphs	$17.56
Twin Peaks			CA	San Diego-Carlsbad-San Marcos	208	208	98.9%		—	45	Albertsons, Target	$17.87
The Hub Hillcrest Market (fka Uptown District)			CA	San Diego-Carlsbad-San Marcos	149	149	89.5%		—	52	Ralphs, Trader Joe's	$34.64
Valencia Crossroads			CA	Los Angeles-Long Beach-Santa Ana	173	173	100.0%		—	35	Whole Foods, Kohl's	$25.25
Village at La Floresta			CA	Los Angeles-Long Beach-Santa Ana	87	87	69.2%		—	37	Whole Foods	$27.65
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		—	25	Safeway	$17.18

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	197	197	96.8%		—	72	Von's Food & Drug and Sprouts	$34.54
Woodman Van Nuys			CA	Los Angeles-Long Beach-Santa Ana	108	108	100.0%		—	78	El Super	$14.75
Woodside Central			CA	San Francisco-Oakland-Fremont	81	81	97.9%		113	—	(Target)	$22.40
Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Fremont	110	44	96.2%		—	17	Sports Basement, Fresh & Easy	$35.99
			CA		8,472	6,700	95.7%	96.3%	1,154	2,555
Applewood Shopping Center	GRI	40%	CO	Denver-Aurora	381	152	87.5%		—	71	King Soopers, Wal-Mart	$11.08
Arapahoe Village	GRI	40%	CO	Boulder	159	64	93.0%		—	44	Safeway	$16.54
Belleview Square			CO	Denver-Aurora	117	117	99.0%		—	65	King Soopers	$16.90
Boulevard Center			CO	Denver-Aurora	79	79	92.7%		53	53	(Safeway)	$25.92
Buckley Square			CO	Denver-Aurora	116	116	97.5%		—	62	King Soopers	$10.49
Centerplace of Greeley III Phase I			CO	Greeley	119	119	96.4%		—	—	Sports Authority	$13.92
Cherrywood Square	GRI	40%	CO	Denver-Aurora	97	39	100.0%		—	72	King Soopers	$9.40
Crossroads Commons	C	20%	CO	Boulder	143	29	100.0%		—	66	Whole Foods	$25.36
Falcon Marketplace			CO	Colorado Springs	22	22	78.7%		184	50	(Wal-Mart)	$21.20
Hilltop Village			CO	Denver-Aurora	100	100	85.7%		—	66	King Soopers	$8.26
Kent Place	M	50%	CO	Denver-Aurora	48	48	100.0%		—	30	King Soopers	$19.23
Littleton Square			CO	Denver-Aurora	99	99	96.4%		—	78	King Soopers	$9.41
Lloyd King Center			CO	Denver-Aurora	83	83	96.9%		—	61	King Soopers	$11.49
Marketplace at Briargate			CO	Colorado Springs	29	29	94.8%		66	66	(King Soopers)	$27.96
Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%		—	70	King Soopers	$11.49
Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora	83	33	96.5%		—	55	King Soopers	$9.78
Shops at Quail Creek			CO	Denver-Aurora	38	38	100.0%		100	100	(King Soopers)	$26.48
South Lowry Square			CO	Denver-Aurora	120	120	40.5%		—	—	—	$15.31
Stroh Ranch			CO	Denver-Aurora	93	93	98.3%		—	70	King Soopers	$12.38
Woodmen Plaza			CO	Colorado Springs	116	116	96.2%		—	70	King Soopers	$12.97
			CO		2,128	1,582	91.0%	91.0%	403	1,149
Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	98	98	95.9%		—	—	—	$31.39
Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	124	124	95.1%		—	—	—	$42.08
Corbin's Corner	GRI	40%	CT	Hartford-West Hartford-East Hartford	186	74	98.6%		—	10	Trader Joe's, Toys "R" Us, Best Buy	$26.19
Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	93	93	100.0%		—	—	—	$32.68

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			CT		500	389	97.4%	99.8%	—	10
Shops at The Columbia	RC	25%	DC	Washington-Arlington-Alexandria	23	6	100.0%		—	12	Trader Joe's	$37.28
Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandria	17	7	100.0%		—	—	—	$89.89
			DC		40	12	100.0%	100.0%	—	12
Pike Creek			DE	Philadelphia-Camden-Wilmington	232	232	92.0%		—	49	Acme Markets, K-Mart	$13.55
Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	67	27	90.1%		—	—	—	$22.96
			DE		298	258	91.8%	91.8%	—	49
Anastasia Plaza			FL	Jacksonville	102	102	95.3%		—	49	Publix	$12.41
Aventura Shopping Center			FL	Miami-Fort Lauderdale-Miami Beach	103	103	75.5%		—	36	Publix	$19.53
Berkshire Commons			FL	Naples-Marco Island	110	110	95.9%		—	66	Publix	$13.46
Bloomingdale Square			FL	Tampa-St. Petersburg-Clearwater	268	268	98.3%		—	40	Publix, Wal-Mart, Bealls	$9.46
Boynton Lakes Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	94.9%		—	46	Publix	$15.48
Brooklyn Station on Riverside (fka Shoppes on Riverside)			FL	Jacksonville	50	50	87.6%		—	20	The Fresh Market	$24.75
Caligo Crossing			FL	Miami-Fort Lauderdale-Miami Beach	11	11	100.0%		98	—	(Kohl's)	$43.86
Canopy Oak Center	O	50%	FL	Ocala	90	45	91.8%		—	54	Publix	$18.84
Carriage Gate			FL	Tallahassee	74	74	88.5%		—	13	Trader Joe's	$21.08
Chasewood Plaza			FL	Miami-Fort Lauderdale-Miami Beach	151	151	95.3%		—	54	Publix	$23.40
Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	98.3%		—	51	Publix	$13.37
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.33
Fleming Island			FL	Jacksonville	132	132	99.3%		130	48	Publix, (Target)	$15.37
Fountain Square			FL	Miami-Fort Lauderdale-Miami Beach	177	177	93.5%		140	46	Publix, (Target)	$24.63

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Garden Square			FL	Miami-Fort Lauderdale-Miami Beach	90	90	98.7%		—	42	Publix	$15.94
Grande Oak			FL	Cape Coral-Fort Myers	79	79	100.0%		—	54	Publix	$15.08
Hibernia Pavilion			FL	Jacksonville	51	51	87.1%		—	39	Publix	$15.62
Hibernia Plaza			FL	Jacksonville	8	8	—%		—	—	—	$—
John's Creek Center	C	20%	FL	Jacksonville	75	15	98.1%		—	45	Publix	$13.51
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		—	51	Publix	$15.03
Lynnhaven	O	50%	FL	Panama City-Lynn Haven	64	32	95.6%		—	44	Publix	$12.41
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	91.1%		—	—	LA Fitness	$17.30
Millhopper Shopping Center			FL	Gainesville	76	76	100.0%		—	46	Publix	$16.17
Naples Walk Shopping Center			FL	Naples-Marco Island	125	125	86.9%		—	51	Publix	$15.05
Newberry Square			FL	Gainesville	181	181	83.9%		—	40	Publix, K-Mart	$7.13
Nocatee Town Center			FL	Jacksonville	79	79	100.0%		—	54	Publix	$15.07
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		—	48	Publix	$13.50
Oakleaf Commons			FL	Jacksonville	74	74	92.4%		—	46	Publix	$13.76
Ocala Corners			FL	Tallahassee	87	87	100.0%		—	61	Publix	$14.09
Old St Augustine Plaza			FL	Jacksonville	232	232	92.5%		—	52	Publix, Burlington Coat Factory, Hobby Lobby	$7.75
Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	77	38	100.0%		—	61	Publix	$14.07
Pine Tree Plaza			FL	Jacksonville	63	63	95.3%		—	38	Publix	$12.87
Plantation Plaza	C	20%	FL	Jacksonville	78	16	92.0%		—	45	Publix	$15.45
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	98.0%		66	—	AMC Theater, Michaels, (Best Buy), (Macdill)	$15.44
Seminole Shoppes	M	50%	FL	Jacksonville	77	77	98.2%		—	54	Publix	$21.50
Shoppes @ 104			FL	Miami-Fort Lauderdale-Miami Beach	108	108	96.7%		—	46	Winn-Dixie	$16.99
Shoppes at Bartram Park	O	50%	FL	Jacksonville	126	63	100.0%		97	45	Publix, (Kohl's)	$17.55
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		—	—	—	$17.67
Starke			FL	Other	13	13	100.0%		—	—	—	$24.65

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	90.8%		143	—	Kohl's, (Target)	$5.80
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		—	—	—	$28.17
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	95.0%		—	36	Publix	$17.86
Welleby Plaza			FL	Miami-Fort Lauderdale-Miami Beach	110	110	93.4%		—	47	Publix	$12.21
Wellington Town Square			FL	Miami-Fort Lauderdale-Miami Beach	107	107	94.3%		—	45	Publix	$20.45
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	98.5%		—	51	Publix	$14.44
Willa Springs	USAA	20%	FL	Orlando	90	18	100.0%		—	44	Publix	$18.48
			FL		4,711	4,273	94.6%	94.8%	737	1,772
Ashford Place			GA	Atlanta-Sandy Springs-Marietta	53	53	100.0%		—	—	—	$20.61
Briarcliff La Vista			GA	Atlanta-Sandy Springs-Marietta	39	39	100.0%		—	—	—	$19.74
Briarcliff Village			GA	Atlanta-Sandy Springs-Marietta	190	190	98.4%		—	43	Publix	$15.25
Brighten Park (fka Loehmanns Plaza Georgia)			GA	Atlanta-Sandy Springs-Marietta	138	138	71.2%		—	25	The Fresh Market	$24.57
Buckhead Court			GA	Atlanta-Sandy Springs-Marietta	48	48	80.8%		—	—	—	$16.08
Cambridge Square			GA	Atlanta-Sandy Springs-Marietta	71	71	100.0%		—	41	Kroger	$14.07
Cornerstone Square			GA	Atlanta-Sandy Springs-Marietta	80	80	100.0%		—	18	Aldi	$15.13
Delk Spectrum			GA	Atlanta-Sandy Springs-Marietta	99	99	91.9%		—	45	Publix	$14.51
Dunwoody Hall	USAA	20%	GA	Atlanta-Sandy Springs-Marietta	86	17	100.0%		—	44	Publix	$17.39
Dunwoody Village			GA	Atlanta-Sandy Springs-Marietta	121	121	90.8%		—	18	The Fresh Market	$17.98
Howell Mill Village			GA	Atlanta-Sandy Springs-Marietta	92	92	96.0%		—	31	Publix	$19.09
Paces Ferry Plaza			GA	Atlanta-Sandy Springs-Marietta	62	62	70.7%		—	—	—	$33.86
Powers Ferry Square			GA	Atlanta-Sandy Springs-Marietta	100	100	99.4%		—	—	—	$27.01
Powers Ferry Village			GA	Atlanta-Sandy Springs-Marietta	79	79	100.0%		—	48	Publix	$12.51

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Russell Ridge			GA	Atlanta-Sandy Springs-Marietta	101	101	94.0%		—	63	Kroger	$12.41
Sandy Springs			GA	Atlanta-Sandy Springs-Marietta	116	116	92.6%		—	12	Trader Joe's	$21.05
			GA		1,477	1,408	92.3%	92.3%	—	390
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Joliet	265	106	98.9%		—	87	Super H Mart, Home Depot	$11.02
Clybourn Commons			IL	Chicago-Naperville-Joliet	32	32	100.0%		—	—	—	$34.43
Geneva Crossing	C	20%	IL	Chicago-Naperville-Joliet	123	25	96.7%		—	72	—	$13.38
Glen Gate			IL	Chicago-Naperville-Joliet	103	103	94.8%		—	76	Mariano's Fresh Market	$25.63
Glen Oak Plaza			IL	Chicago-Naperville-Joliet	63	63	96.6%		—	12	Trader Joe's	$22.64
Hinsdale			IL	Chicago-Naperville-Joliet	179	179	93.9%		—	70	Whole Foods	$13.59
McHenry Commons Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	99	40	91.1%		—	—	Hobby Lobby	$7.22
Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Joliet	169	68	91.1%		—	74	Mariano's Fresh Market	$15.65
Roscoe Square	GRI	40%	IL	Chicago-Naperville-Joliet	140	56	97.5%		—	51	Mariano's Fresh Market	$19.51
Shorewood Crossing	C	20%	IL	Chicago-Naperville-Joliet	88	18	92.2%		—	66	Mariano's Fresh Market	$14.37
Shorewood Crossing II	C	20%	IL	Chicago-Naperville-Joliet	86	17	100.0%		—	—	Babies R Us	$14.04
Stonebrook Plaza Shopping Center	GRI	40%	IL	Chicago-Naperville-Joliet	96	38	82.0%		—	63	Jewel-Osco	$11.76
Westchester Commons (fka Westbrook Commons)			IL	Chicago-Naperville-Joliet	139	139	96.3%		—	51	Mariano's Fresh Market	$17.03
Willow Festival			IL	Chicago-Naperville-Joliet	404	404	97.9%		—	60	Whole Foods, Lowe's	$16.48
			IL		1,987	1,287	95.9%	95.9%	—	683
Airport Crossing	M	88%	IN	Chicago-Naperville-Joliet	12	12	88.6%		90	—	(Kohl's)	$17.77
Augusta Center	M	96%	IN	Chicago-Naperville-Joliet	15	15	100.0%		214	—	(Menards)	$22.25
Shops on Main	M	91%	IN	Chicago-Naperville-Joliet	214	214	96.9%		—	40	Whole Foods, Gordmans	$14.49
Willow Lake Shopping Center	GRI	40%	IN	Indianapolis	86	34	87.6%		64	64	(Kroger)	$16.79
Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis	53	21	100.0%		—	12	Trader Joe's	$24.19

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
			IN		379	296	95.9%	95.9%	368	116
Fellsway Plaza	M	75%	MA	Boston-Cambridge-Quincy	158	158	98.1%		—	61	Stop & Shop	$21.78
Shops at Saugus			MA	Boston-Cambridge-Quincy	87	87	90.9%		—	11	Trader Joe's	$28.36
Twin City Plaza			MA	Boston-Cambridge-Quincy	274	274	94.4%		—	63	Shaw's, Marshall's	$17.52
			MA		519	519	95.0%	93.6%	—	135
Bowie Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	103	41	96.1%		—	—	—	$20.12
Burnt Mills	C	20%	MD	Washington-Arlington-Alexandria	31	6	100.0%		—	9	Trader Joe's	$34.15
Clinton Park	C	20%	MD	Washington-Arlington-Alexandria	206	41	72.2%		49	—	Sears, (Toys "R" Us)	$9.46
Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandria	137	55	98.6%		—	70	Shoppers Food Warehouse	$17.21
Festival at Woodholme	GRI	40%	MD	Baltimore-Towson	81	32	87.2%		—	10	Trader Joe's	$36.56
Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	22	9	95.5%		—	—	—	$36.80
King Farm Village Center	RC	25%	MD	Washington-Arlington-Alexandria	118	30	92.1%		—	54	Safeway	$24.67
Parkville Shopping Center	GRI	40%	MD	Baltimore-Towson	162	65	98.6%		—	41	Giant Food	$14.63
Southside Marketplace	GRI	40%	MD	Baltimore-Towson	125	50	96.2%		—	44	Shoppers Food Warehouse	$18.55
Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandria	104	42	97.6%		—	64	Shoppers Food Warehouse	$11.98
Valley Centre	GRI	40%	MD	Baltimore-Towson	220	88	99.0%		—	—	TJ Maxx	$15.04
Village at Lee Airpark			MD	Baltimore-Towson	113	113	96.1%		75	63	Giant Food, (Sunrise)	$27.73
Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandria	111	44	97.0%		—	—	LA Fitness	$23.43
Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandria	69	28	98.1%		—	—	—	$28.27
			MD		1,604	644	95.1%	95.1%	124	355
Fenton Marketplace			MI	Flint	97	97	95.7%		—	—	Family Farm & Home	$6.93
			MI		97	97	95.7%	95.7%	—	—
Brentwood Plaza			MO	St. Louis	60	60	100.0%		—	52	Schnucks	$10.31
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$11.98
Dardenne Crossing			MO	St. Louis	67	67	100.0%		—	63	Schnucks	$10.83
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	—	Wal-Mart, (Target), (Lowe's)	$9.73
			MO		408	408	100.0%	100.0%	388	179
Apple Valley Square	RC	25%	MN	Minneapolis-St. Paul-Bloomington	185	46	99.5%		87	62	Rainbow Foods, Jo-Ann Fabrics, (Burlington Coat Factory)	$12.52

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Calhoun Commons	RC	25%	MN	Minneapolis-St. Paul-Bloomington	66	17	100.0%		—	50	Whole Foods	$24.18
Colonial Square	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	93	37	100.0%		—	44	Lund's	$21.75
Rockford Road Plaza	GRI	40%	MN	Minneapolis-St. Paul-Bloomington	204	82	99.4%		—	—	Kohl's	$11.96
Rockridge Center	C	20%	MN	Minneapolis-St. Paul-Bloomington	125	25	97.0%		—	89	Cub Foods	$13.23
			MN		674	207	99.3%	99.3%	87	245
Cameron Village	C	30%	NC	Raleigh-Cary	556	167	98.7%		—	87	Harris Teeter, The Fresh Market	$19.23
Carmel Commons			NC	Charlotte-Gastonia-Concord	133	133	96.4%		—	14	The Fresh Market	$18.78
Cochran Commons	C	20%	NC	Charlotte-Gastonia-Concord	66	13	95.6%		—	42	Harris Teeter	$15.40
Colonnade Center			NC	Raleigh-Cary	58	58	98.1%		—	40	Whole Foods	$26.51
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%		—	28	Harris Teeter	$14.84
Harris Crossing			NC	Raleigh-Cary	65	65	91.1%		—	53	Harris Teeter	$8.45
Holly Park	M	99%	NC	Raleigh-Cary	160	160	96.5%		—	12	Trader Joe's	$14.34
Lake Pine Plaza			NC	Raleigh-Cary	88	88	96.8%		—	58	Kroger	$11.91
Maynard Crossing	USAA	20%	NC	Raleigh-Cary	123	25	84.4%		—	56	Kroger	$14.36
Phillips Place	O	50%	NC	Charlotte-Gastonia-Concord	133	67	100.0%		—	—	Dean & Deluca	$32.82
Providence Commons	RC	25%	NC	Charlotte-Gastonia-Concord	74	19	100.0%		—	50	Harris Teeter	$17.72
Shops at Erwin Mill (fka Erwin Square)	M	55%	NC	Durham-Chapel Hill	87	87	95.4%		—	53	Harris Teeter	$16.64
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	95.0%		—	19	Trader Joe's	$16.86
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%		—	59	Kroger	$15.24
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	100.0%		—	24	The Fresh Market	$16.85
Village Plaza	C	20%	NC	Durham-Chapel Hill	75	15	100.0%		—	42	Whole Foods	$17.01
Willow Oaks			NC	Charlotte-Gastonia-Concord	69	69	71.4%		—	49	Publix	$14.25
Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	96.2%		—	41	Food Lion	$12.24
			NC		2,167	1,278	95.6%	96.9%	—	727
Plaza Square	GRI	40%	NJ	New York-Northern New Jersey-Long Island	104	42	98.1%		—	60	Shop Rite	$22.26
Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	87.5%		—	34	Acme Markets	$6.56
			NJ		158	63	94.5%	94.5%	—	94

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Lake Grove Commons	GRI	40%	NY	New York-Northern New Jersey-Long Island	141	57	100.0%			48	Whole Foods, LA Fitness	$32.32
			NY		141	57	100.0%	100.0%	—	48
Cherry Grove			OH	Cincinnati-Middletown	196	196	97.0%		—	66	Kroger	$10.88
East Pointe			OH	Columbus	107	107	100.0%		—	59	Kroger	$9.57
Hyde Park			OH	Cincinnati-Middletown	397	397	98.1%		—	169	Kroger, Remke Markets	$14.93
Kroger New Albany Center	M	50%	OH	Columbus	93	93	100.0%		—	65	Kroger	$11.39
Maxtown Road (Northgate)			OH	Columbus	85	85	100.0%		90	62	Kroger, (Home Depot)	$11.14
Red Bank Village			OH	Cincinnati-Middletown	164	164	99.2%		—	—	Wal-Mart	$6.26
Regency Commons			OH	Cincinnati-Middletown	34	34	95.0%		—	—	—	$21.44
Westchester Plaza			OH	Cincinnati-Middletown	88	88	95.3%		—	67	Kroger	$9.15
Windmiller Plaza Phase I			OH	Columbus	146	146	98.6%		—	101	Kroger	$8.97
			OH		1,310	1,310	98.3%	98.3%	90	589
Corvallis Market Center			OR	Corvallis	85	85	100.0%		—	12	Trader Joe's	$20.03
Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Beaverton	93	37	98.1%		—	38	Whole Foods	$13.60
Murrayhill Marketplace			OR	Portland-Vancouver-Beaverton	149	149	96.1%		—	41	Safeway	$15.69
Northgate Marketplace	M	93%	OR	Medford	81	81	100.0%		—	13	Trader Joe's	$21.34
Sherwood Crossroads			OR	Portland-Vancouver-Beaverton	88	88	95.4%		—	55	Safeway	$10.74
Tanasbourne Market			OR	Portland-Vancouver-Beaverton	71	71	100.0%		—	57	Whole Foods	$27.39
Walker Center			OR	Portland-Vancouver-Beaverton	90	90	91.8%		—	—	Bed Bath and Beyond	$18.84
			OR		656	600	97.0%	97.0%	—	215
Allen Street Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	92.0%		—	22	Ahart's Market	$13.89
City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	159	64	76.1%		—	—	Ross Dress for Less	$19.27
Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	214	214	99.3%		—	11	Trader Joe's	$27.61
Hershey			PA	Harrisburg-Carlisle	6	6	100.0%		—	—	—	$30.41
Kulpsville Village Center			PA	Philadelphia-Camden-Wilmington	15	15	100.0%		—	—	—	$30.36

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	90	90	100.0%		244	111	(Wegmans), (Target), Sports Authority	$25.90
Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%		—	51	Weis Markets	$21.60
Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	141	56	86.1%		—	56	Acme Markets	$17.96
Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	96.6%		—	73	Valley Farm Market	$7.54
Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	90	36	96.0%		—	51	Giant Food	$19.98
			PA		987	590	95.0%	95.0%	244	375
Buckwalter Village			SC	Hilton Head Island-Beaufort	60	60	100.0%		—	46	Publix	$14.68
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	97.0%		—	38	Publix	$14.76
Queensborough Shopping Center	O	50%	SC	Charleston-North Charleston	82	41	98.2%		—	66	Publix	$10.07
			SC		222	133	98.7%	98.7%	—	149
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro	70	70	100.0%		—	55	Publix	$14.33
Northlake Village			TN	Nashville-Davidson--Murfreesboro	138	138	91.0%		—	75	Kroger	$12.72
Peartree Village			TN	Nashville-Davidson--Murfreesboro	110	110	100.0%		—	61	Harris Teeter	$18.10
			TN		317	317	96.1%	96.1%	—	191
Alden Bridge	USAA	20%	TX	Houston-Baytown-Sugar Land	139	28	98.8%		—	68	Kroger	$18.94
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	100.0%		—	83	Kroger	$11.50
CityLine Market			TX	Dallas-Fort Worth-Arlington	80	80	92.8%		—	40	—	$24.93
Cochran's Crossing			TX	Houston-Baytown-Sugar Land	138	138	97.6%		—	63	Kroger	$17.22
Hancock			TX	Austin-Round Rock	410	410	97.6%		—	90	H.E.B., Sears	$14.40
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$24.89
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		—	—	—	$44.40
Indian Springs Center			TX	Houston-Baytown-Sugar Land	137	137	100.0%		—	79	H.E.B.	$22.37
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	95.8%		—	64	Tom Thumb	$14.76

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	97.3%		63	63	(Wal-Mart)	$23.15
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	100.0%		—	64	Tom Thumb	$19.59
Market at Round Rock			TX	Austin-Round Rock	123	123	87.3%		—	30	Sprout's Markets	$17.94
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	93.6%		—	49	Tom Thumb	$17.32
North Hills			TX	Austin-Round Rock	144	144	97.7%		—	60	H.E.B.	$21.41
Panther Creek			TX	Houston-Baytown-Sugar Land	166	166	97.8%		—	66	Randall's Food	$18.29
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.5%		—	64	Kroger	$13.70
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	93.8%		—	30	H.E.B. Central Market	$30.07
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	89.7%		—	61	Kroger	$14.25
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		—	15	Trader Joe's	$20.51
Signature Plaza			TX	Dallas-Fort Worth-Arlington	32	32	93.3%		62	62	(Kroger)	$20.52
Southpark at Cinco Ranch			TX	Houston-Baytown-Sugar Land	260	260	95.5%		—	101	Kroger, Academy Sports	$11.97
Sterling Ridge			TX	Houston-Baytown-Sugar Land	129	129	100.0%		—	63	Kroger	$19.33
Sweetwater Plaza	C	20%	TX	Houston-Baytown-Sugar Land	134	27	100.0%		—	65	Kroger	$16.72
Tech Ridge Center			TX	Austin-Round Rock	187	187	93.9%		—	84	H.E.B.	$21.17
Weslayan Plaza East	GRI	40%	TX	Houston-Baytown-Sugar Land	170	68	99.0%		—	—	Berings	$16.48
Weslayan Plaza West	GRI	40%	TX	Houston-Baytown-Sugar Land	186	74	100.0%		—	52	Randall's Food	$17.88
Westwood Village			TX	Houston-Baytown-Sugar Land	184	184	99.0%		127	—	(Target)	$18.09
Woodway Collection	GRI	40%	TX	Houston-Baytown-Sugar Land	96	38	91.4%		—	45	Whole Foods	$26.66
			TX		3,624	2,967	96.7%	96.8%	333	1,544
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	100.0%		—	49	Giant Food	$23.58
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	97.3%		—	57	Shoppers Food Warehouse	$14.47
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	82.0%		—	40	Whole Foods	$26.27

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	100.0%		—	58	Safeway	$20.68
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	97.3%		—	55	Shoppers Food Warehouse	$17.81
Culpeper Colonnade			VA	Culpeper	171	171	100.0%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.21
Fairfax Shopping Center			VA	Washington-Arlington-Alexandria	76	76	81.7%		—	—	—	$14.25
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	99.3%		—	65	Shoppers Food Warehouse	$24.84
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		—	50	Giant Food	$22.62
Gayton Crossing	GRI	40%	VA	Richmond	158	63	92.9%		55	38	Martin's, (Kroger)	$14.92
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	97.1%		—	62	Giant Food	$25.28
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%		—	—	Aldi	$8.47
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	96.0%		143	61	Harris Teeter, (Target)	$21.38
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.0%		—	—	Golfsmith	$37.15
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	100.0%		—	28	Giant Food	$26.99
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	100.0%		—	63	Shoppers Food Warehouse	$21.34
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	98.2%		—	56	Giant Food	$18.72
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	96.8%		—	52	Harris Teeter	$20.08
Shops at Stonewall			VA	Washington-Arlington-Alexandria	314	314	97.2%		—	140	Wegmans, Dick's Sporting Goods	$16.37
Signal Hill	C	20%	VA	Washington-Arlington-Alexandria	95	19	100.0%		—	67	Shoppers Food Warehouse	$21.69
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	93.7%		—	47	Giant Food	$19.60
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	298	60	97.8%		—	48	Shoppers Food Warehouse, Gold's Gym	$24.45
Village Shopping Center	GRI	40%	VA	Richmond	111	44	96.3%		—	45	Martin's	$22.53
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	95.9%		—	—	—	$24.61
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	94.4%		141	59	Safeway, (Target)	$22.36
			VA		3,486	1,749	96.0%	96.8%	465	1,210
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	92.4%		—	49	Safeway	$15.46

Portfolio Summary Report By State
March 31, 2015
(in thousands)
					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Operating Properties	Retailer- Owned GLA	Grocery Anchor GLA	Major Tenants(1)	Avg. Base Rent PSF
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	91.1%		—	64	Quality Food Centers	$23.29
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	96.0%		—	49	Safeway	$12.38
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	78	31	100.0%		—	29	Albertsons	$23.26
Grand Ridge			WA	Seattle-Tacoma-Bellevue	326	326	100.0%		—	45	Safeway, Regal Cinemas	$22.39
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		—	—	—	$34.96
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	94.7%		230	—	(Sears)	$23.20
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	99.1%		—	41	Quality Foods	$22.26
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$28.54
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	—	(Target)	$25.71
			WA		1,227	783	98.7%	98.7%	397	343
Whitnall Square Shopping Center	GRI	40%	WI	Milwaukee-Waukesha-West Allis	133	53	92.8%		—	69	Pick 'N' Save	$8.05
			WI		133	53	92.8%	92.8%	—	69

Regency Centers Total					38,189	28,362	95.5%	95.8%	4,790	13,313

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.

C:	Co-investment Partnership with Oregon
GRI:	Co-investment Partnership with GRI
O:	Other, single property co-investment Partnerships
RC:	Co-investment Partnership with CalSTRS
USAA:	Co-investment Partnership with USAA
M:	Co-investment Partnership with Minority Partner

Earnings and Valuation Guidance
March 31, 2015

($000s except percentages and per share numbers)	2013A	2014A	1Q15A	2015E
Core FFO / Share (for actuals please see related press release)				$2.93 - $2.97
FFO / Share				$2.91 - $2.95
Same Property
Same property percent leased at period end (pro-rata)	95.1%	95.8%	95.7%	95.5% - 96.5%
Same property NOI growth without termination fees (pro-rata)	4.0%	4.0%	4.4%	3.2% - 4.0%
New Investments
Development and Redevelopment starts	$194,288	$239,225	$19,852	$100,000 - $200,000
Estimated yield (weighted average)	8.1%	7.9%	7.9%	7.0% - 8.5%
Acquisitions (pro-rata)	$95,258	$196,153	$—	$0 - $80,000
Cap rate (weighted average)	5.8%	5.4%	—%	5.0% - 5.5%
Disposition Activity
Dispositions (pro-rata)	$309,378	$151,468	$3,500	$75,000 - $100,000
Cap rate (weighted average)	7.3%	6.5%	9.0%	6.5% - 7.0%
Liquidation of Preferred Investment in JV	$47,500	$—	$—	$—
Yield	10.5%	—%	—%	—%

Net Asset Valuation Guidance:
Estimated market value of land held for sale			$36,322
Estimated market value of undeveloped outparcels			$20,287
NOI from Projects in Development (current quarter)			$342
Base Rent from leases signed but not yet rent-paying in operating properties (current quarter)			$2,437
Base Rent from leases signed but not yet rent-paying in Development Completions (current quarter)			$290

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Reconciliation of FFO and Core FFO Guidance to Net Income
March 31, 2015
(per diluted share)

FFO and Core FFO Guidance:	Full Year 2015
Net income attributable to common stockholders	$1.06	1.10
Adjustments to reconcile net income to FFO:
Depreciation and amortization	1.86	1.86
All other amounts	(0.01)	(0.01)
Funds From Operations	$2.91	2.95
Adjustments to reconcile FFO to Core FFO:
Development and acquisition pursuit costs	0.02	0.02
Core Funds From Operations	$2.93	2.97

Glossary of Terms
March 31, 2015

Adjusted Funds From Operations (AFFO): An additional performance measure used by Regency to reflect the Company’s ability to fund cash needs, including cash distributions to shareholders. AFFO is calculated by adjusting Core FFO for (i) capital expenditures necessary to maintain the Company’s portfolio of properties, (ii) the non-cash effects of straight line rents, above/below market rents, stock based compensation and interest charges and (iii) other non-cash amounts as they occur. The Company provides a reconciliation of Core FFO to AFFO.
Core Funds From Operations (Core FFO): An additional performance measure used by Regency as the computation of FFO includes certain non-cash and non-comparable items that affect the Company's period-over-period performance. Core FFO excludes from FFO, but is not limited to: (i) transaction related gains, income or expense; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; and (iv) other non-core amounts as they occur. The Company provides a reconciliation of FFO to Core FFO.
Development Completion: A Project In Development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) percent leased equals or exceeds 90% and the project features at least one year of anchor operations, or (iii) the project features at least two years of anchor operations, or (iv) three years have passed since the start of construction. Once deemed complete, the property is termed an Operating Property.
Fixed Charge Coverage Ratio: Earnings before interest, taxes, investment transaction profits net of deal costs, depreciation and amortization (“Core EBITDA”) divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders.
Funds From Operations (FFO): FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered an alternative for cash flow as a measure of liquidity.
Net Operating Income (NOI): Total property revenues (minimum rent, percentage rents, and recoveries from tenants and other income) less direct property operating expenses (operating and maintenance and real estate taxes) from the properties owned by the Company, and excludes corporate-level income (including management, transaction, and other fees), for the entirety of the periods presented.
Non-Same Property: A property acquired during either calendar year period being compared or current or prior year Development Completions.
Operating Property: Any property not termed a Project In Development.

Project In Development: A property owned and intended to be developed, including partially operating properties acquired specifically for redevelopment and excluding land held for future development.

Same Property: Information provided on a same property basis is provided for comparable operating properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties.